                                                                     EXHIBIT A-2




                                    CONECTIV




                             Senior Debt Securities




                                    INDENTURE




                           Dated as of _________, 19__









                                     Trustee

                              CROSS-REFERENCE TABLE
                        CONECTIV AND ___________, TRUSTEE
                        INDENTURE DATED ___________, 199_


TIA Section                                                                  Indenture Section
-----------                                                                  -----------------
310  (a)(1)...............................................................................6.10
     (a)(2)...............................................................................6.10
     (a)(3)...............................................................................N.A.
     (a)(4)...............................................................................N.A.
     (b).....................................................................6.08, 6.10, 12.02
     (c)..................................................................................N.A.
311  (a)..................................................................................6.11
     (b)..................................................................................6.11
     (c)..................................................................................N.A.
312  (a)..................................................................................2.07
     (b).................................................................................12.03
     (c).................................................................................12.03
313  (a)..................................................................................6.06
     (b)..................................................................................6.06
     (c)...........................................................................6.06, 12.02
     (d)..................................................................................6.06
314  (a).....................................................................3.02, 3.03, 12.02
     (b)...................................................................................N.A
     (c)(1)..............................................................................12.05
     (c)(2)........................................................................6.02, 12.05
     (c)(3)...............................................................................N.A.
     (d)..................................................................................N.A.
     (e).................................................................................12.06
     (f)..................................................................................N.A.
315  (a)...............................................................................6.01(b)
     (b)...........................................................................6.05, 12.02
     (c)...............................................................................6.01(a)
     (d)...............................................................................6.01(c)
     (e)..................................................................................5.11
316  (a)(1)(A)............................................................................5.05
     (a)(1)(B)............................................................................5.04
     (a)(2)...............................................................................N.A.
     (b)..................................................................................5.07
317  (a)(1)...............................................................................5.08
     (a)(2)...............................................................................5.09
     (b)..................................................................................2.06
318  (a).................................................................................12.01



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                                TABLE OF CONTENTS


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
RECITALS.....................................................................................1

ARTICLE 1

Definitions and Incorporation by Reference
        SECTION 1.01.  Definitions...........................................................1
        SECTION 1.02.  Other Definitions.....................................................4
        SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.....................4
        SECTION 1.04.  Rules of Construction.................................................4

ARTICLE 2

The Securities
        SECTION 2.01.  Amount; Issuable in Series............................................5
        SECTION 2.02.  Denominations.........................................................7
        SECTION 2.03.  Execution, Authentication and Delivery................................8
        SECTION 2.04.  Temporary Securities..................................................9
        SECTION 2.05.  Registrar and Paying Agent...........................................10
        SECTION 2.06.  Paying Agent to Hold Money in Trust..................................10
        SECTION 2.07.  Securityholder Lists.................................................11
        SECTION 2.08.  Transfer and Exchange................................................11
        SECTION 2.09.  Replacement Securities...............................................12
        SECTION 2.10.  Outstanding Securities...............................................12
        SECTION 2.11.  Cancellation.........................................................13
        SECTION 2.12.  Default Interest.....................................................13
        SECTION 2.13.  Computation of Interest..............................................13

ARTICLE 3

Covenants
        SECTION 3.01.  Payment of Securities................................................14
        SECTION 3.02.  SEC Reports..........................................................14
        SECTION 3.03.  Compliance Certificate...............................................14
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                                TABLE OF CONTENTS


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ARTICLE 4

Successor Company
        SECTION 4.01.  When Company May Merge or Transfer Assets............................14
        SECTION 4.02.  Successor Entity Substituted.........................................15

ARTICLE 5

Defaults and Remedies
        SECTION 5.01.  Events of Default....................................................15
        SECTION 5.02.  Acceleration.........................................................16
        SECTION 5.03.  Other Remedies.......................................................17
        SECTION 5.04.  Waiver of Past Defaults..............................................17
        SECTION 5.05.  Control by Majority..................................................17
        SECTION 5.06.  Limitation on Suits..................................................18
        SECTION 5.07.  Rights of Holders To Receive Payment.................................18
        SECTION 5.08.  Collection Suit by Trustee...........................................18
        SECTION 5.09.  Trustee May File Proofs of Claim.....................................18
        SECTION 5.10.  Priorities...........................................................19
        SECTION 5.11.  Undertaking for Costs................................................19
        SECTION 5.12.  Waiver of Stay or Extension Laws.....................................20

ARTICLE 6

Trustee
        SECTION 6.01.  Duties of Trustee....................................................20
        SECTION 6.02.  Rights of Trustee....................................................21
        SECTION 6.03.  Individual Rights of Trustee.........................................22
        SECTION 6.04.  Trustee's Disclaimer.................................................22
        SECTION 6.05.  Notice of Defaults...................................................22
        SECTION 6.06.  Reports by Trustee to Holders........................................22
        SECTION 6.07.  Compensation and Indemnity...........................................22
        SECTION 6.08.  Replacement of Trustee...............................................23
        SECTION 6.09.  Successor Trustee by Merger..........................................24
        SECTION 6.10.  Eligibility; Disqualification........................................24
        SECTION 6.11.  Preferential Collection of Claims Against Company....................25
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                                TABLE OF CONTENTS


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
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
ARTICLE 7

Discharge of Securities and Indenture
        SECTION 7.01.  Satisfaction and Discharge of Securities.............................25
        SECTION 7.02.  Satisfaction and Discharge of Indenture..............................27
        SECTION 7.03.  Application of Trust Money...........................................28

ARTICLE 8

Amendments
        SECTION 8.01.  Without Consent of Holders...........................................29
        SECTION 8.02.  With Consent of Holders..............................................30
        SECTION 8.03.  Compliance with Trust Indenture Act..................................31
        SECTION 8.04.  Revocation and Effect of Consent and Waivers.........................31
        SECTION 8.05.  Notation on or Exchange of Securities................................31
        SECTION 8.06.  Trustee To Sign Amendments...........................................31

ARTICLE 9

Redemption
        SECTION 9.01.  Applicability........................................................32
        SECTION 9.02.  Notice to Trustee....................................................32
        SECTION 9.03.  Selection of Securities To Be Redeemed...............................32
        SECTION 9.04.  Notice of Redemption.................................................33
        SECTION 9.05.  Effect of Notice of Redemption.......................................33
        SECTION 9.06.  Deposit of Redemption Price..........................................34
        SECTION 9.07.  Securities Redeemed in Part..........................................34

ARTICLE 10

Sinking Funds
        SECTION 10.01.  Applicability.......................................................34
        SECTION 10.02.  Satisfaction of Sinking Fund Payment with Securities................34
        SECTION 10.03.  Redemption of Securities for Sinking Fund...........................35




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                                TABLE OF CONTENTS


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
ARTICLE 11

Meetings of Holders; Actions without Meeting

        SECTION 11.01.  Purposes for Which Meetings May Be Called...........................36
        SECTION 11.02.  Call, Notice and Place of Meetings..................................36
        SECTION 11.03.  Persons Entitled to Vote at Meetings................................37
        SECTION 11.04.  Quorum; Action......................................................37
        SECTION 11.05.  Attendance at Meeting; Determination of Voting Rights;
                        Conduct and Adjournment of Meetings.................................38
        SECTION 11.06.  Counting Votes and Recording Action of Meetings.....................39
        SECTION 11.07.  Action without Meeting..............................................39

ARTICLE 12

Miscellaneous
        SECTION 12.01.  Trust Indenture Act Controls........................................40
        SECTION 12.02.  Notices.............................................................40
        SECTION 12.03.  Communication by Holders with Other Holders.........................40
        SECTION 12.04   Acts of Holders.....................................................41
        SECTION 12.05.  Certificate and Opinion as to Conditions Precedent..................42
        SECTION 12.06.  Statements Required in Certificate or Opinion.......................43
        SECTION 12.07.  When Securities Disregarded.........................................43
        SECTION 12.08.  Rules by Trustee, Paying Agent and Registrar........................43
        SECTION 12.09.  Legal Holidays......................................................44
        SECTION 12.10.  Governing Law.......................................................44
        SECTION 12.11.  No Recourse Against Others..........................................44
        SECTION 12.12.  Successors..........................................................44
        SECTION 12.13.  Multiple Originals..................................................44
        SECTION 12.14.  Table of Contents; Headings.........................................44

TESTIMONIUM.................................................................................45

EXECUTION...................................................................................45

ACKNOWLEDGMENTS.............................................................................46
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



        THIS INDENTURE dated _____________________________ between Conectiv, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal office at 800 King Street, Wilmington, Delaware 19899, and __________, a _____________________
organized and existing under the laws of ___________________ (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein.

        All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Securities as follows:


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions

        "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors in respect of matters related to this Indenture.

        "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which shall be certified by the Secretary or an Assistant Secretary as being in full force and effect on the date of such certification and delivered to the Trustee.

        "Business Day" means, unless otherwise specified pursuant to Section 2.01, each day which is not a Legal Holiday.

        "Bylaws" means the bylaws of the Company as amended from time to time.

"Company" means Conectiv, a Delaware corporation, unless and until a successor replaces it pursuant to Article 4 and, thereafter, means the successor (or any subsequent successor pursuant to said Article) and, for purposes of any provision contained herein and required by the TIA, each other Obligor on the Securities.

        "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by an Officer and delivered to the Trustee.

        "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default as more fully described in Section 5.01 of this Indenture.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

        "Indenture" means this Indenture, as originally executed and delivered and as it may from time to time be amended or supplemented by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 2.01.

        "Interest Payment Date" means the date specified in the Securities as the fixed date on which interest is due and payable.

        "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, the Controller, any Assistant Treasurer, any Assistant Secretary, any Assistant Controller, or any officers of the Company designated by Board Resolution or the Bylaws.

        "Officer's Certificate" means a certificate signed by an Officer.

        "Opinion of Counsel" means a written opinion from legal counsel, who may be an employee of or counsel to the Company (or any Subsidiary or Affiliate) or other counsel acceptable to the Trustee.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

        "Principal Amount" of a Security means the principal amount of the Security plus the premium, if applicable, payable on the Security which is due or overdue or is to become due at the relevant time.

        "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body, if any, performing such duties at such time.

        "Securities" means the Securities issued under this Indenture.

        "Subsidiary" means a corporation or limited liability company of which a majority of the capital stock, having voting power under ordinary circumstances to elect directors, is owned by the Company and/or one or more Subsidiaries.

        "Terms" means the maturity date, interest rate or method of determining the interest rate, interest payment dates, redemption provisions (optional or mandatory) and any other terms of any Securities established pursuant to Sections 2.01 and 2.03.

        "TIA" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

        "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

        "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

        "U.S. Government Obligations" means (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States entitled to the benefit of the full faith and credit thereof; and (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause
(a) above or in any specific interest or principal payments due in the respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payment and shall not be permitted to make any deduction therefrom.

SECTION 1.02.  Other Definitions

Defined in Term..........................................................Section
---------------                                                          -------

"Act"......................................................................12.04
"Bankruptcy Law"............................................................5.01
"Custodian".................................................................5.01
"Event of Default"..........................................................5.01
"Legal Holiday"............................................................12.09
"Mandatory Sinking Fund Payment"...........................................10.01
"Notice of Default".........................................................5.01
"Optional Sinking Fund Payment"............................................10.01
"Paying Agent"..............................................................2.05
"Registrar".................................................................2.05


SECTION 1.03.  Incorporation by Reference of Trust Indenture Act

        Whenever this Indenture refers to a provision of the TIA or a provision of the TIA provides that an indenture to be qualified thereunder shall be deemed to include such provision, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings as if fully set forth herein and in any supplement hereto:

        "Commission" means the SEC.

        "Obligor" on the Securities means the Company and any other obligor on the Securities.

        All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

SECTION 1.04.  Rules of Construction

Unless the context otherwise requires:

    (1)  a term has the meaning assigned to it;

    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

    (3) "including" means including, without limitation;

    (4) "person" means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

    (5)  "or" is not exclusive;

    (6) words in the singular include the plural and words in the plural include the singular; and

    (7) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with generally accepted accounting principles and accretion of principal on such security shall not be deemed to be the issuance of Debt.


                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01.  Amount; Issuable in Series

        The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

        The Securities may be issued in one or more series and Securities of the same series may have different Terms. There shall be established in a Board Resolution or a supplemental indenture or in an Officer's Certificate pursuant to a Board Resolution or supplemental indenture, prior to the issuance of Securities of any series, except as contemplated by the fourth paragraph of
Section 2.03:

    (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of other series);

    (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.04, 2.08, 2.09, 8.05 and 9.07);

    (3) the date or dates on which the principal and premium, if applicable, of any of the Securities of the series are payable or the method of determination thereof;

    (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the regular record date for the interest payable on any Interest Payment Date;

    (5) the place or places where the principal of and interest, if any, on any of the Securities of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 2.05;

    (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities of the series may be redeemed, in whole or in part, at the option of the Company;

    (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part;

    (8) if other than denominations authorized by Section 2.02, the denominations in which the Securities of the series shall be issuable;

    (9) if other than the Principal Amount thereof, the portion of the Principal Amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.02;

    (10) any deletions or modifications of or additions to the Events of Default set forth in Section 5.01 or covenants of the Company set forth in Article 3 pertaining to the Securities of the series;

    (11) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in U.S. dollars);

    (12)   the forms of the Securities of the series;

    (13) any exceptions to Section 12.09 or variation in the definition of Business Day, with respect to the Securities of such series;

    (14)  whether the Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case,
          (i) the depository for such global Security or Securities, (ii) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (iii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iv) any and all other matters incidental to such Securities;

    (15) if Securities of the series are to be convertible into other securities, the Terms of such conversion; and

    (16) any other Terms of any of the Securities of the series.

        All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above, or the Company Order contemplated by the fourth paragraph of Section 2.03, and set forth in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

        At the option of the Company, interest on any series that bears interest may be paid by mailing a check to the address of, or making a wire transfer to the account of, any Holder as such address shall appear in the register maintained pursuant to Section 2.05.

        The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).

        If any of the Terms of the series are established by action taken pursuant to a Board Resolution, except as to those contemplated by the fourth paragraph of Section 2.03, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the Terms of the series.

SECTION 2.02.  Denominations

        The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and in any integral multiple thereof. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner in accordance with such plan as the Officers of the Company executing the same may determine with the approval of the Trustee.

SECTION 2.03.  Execution, Authentication and Delivery

        One Officer shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

        If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

        A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

        At any time after the execution and delivery of this Indenture, the Company may execute and deliver to the Trustee Securities of any series, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided that, if all Securities of a series are not to be originally issued at one time, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate Principal Amount established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order. The maturity date, original issuance date, interest rate and any other Terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agents, which instructions, if given orally, shall be promptly confirmed in writing.

        If the forms or Terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

   (a) that such forms and/or Terms have been established in conformity with the provisions of this Indenture; and

   (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to such exceptions as counsel may specify.

        If such forms or Terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Notwithstanding the provisions of Section 2.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that paragraph (a) of said Opinion of Counsel shall, in such case, read as follows:

        "(a) that such forms have been established in conformity with the provisions of this Indenture and the procedures for determining the Terms of such Securities as set forth in the procedures hereinabove referred to have been established in conformity with the provisions of this Indenture."

SECTION 2.04.  Temporary Securities.

        Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

        If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 2.05 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate Principal Amount of definitive Securities of the same series and of like tenor or authorized denominations and having the same Terms and conditions.

        Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

SECTION 2.05.  Registrar and Paying Agent

        The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

        The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.07. The Company or any Subsidiary or Affiliate of the Company may act as Paying Agent, Registrar, co-registrar or transfer agent.

        The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

SECTION 2.06.  Paying Agent To Hold Money in Trust

        On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or any Subsidiary or Affiliate of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as the Holder of an outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 2.07.  Securityholder Lists

        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each ________ and __________ and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.08.  Transfer and Exchange

        The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security with similar Terms of the same series for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested, subject to compliance with this paragraph. When Securities of a series are presented to the Registrar or a co-registrar with a request to exchange them for an equal Principal Amount of Securities of such series with similar Terms of other denominations, the Registrar shall make the exchange as requested, subject to such compliance. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities of the applicable series with similar Terms at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 9.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

SECTION 2.09.  Replacement Securities

        If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of the applicable series with similar Terms if the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish evidence to their satisfaction of the destruction, loss or wrongful taking of any Security so claimed to be lost, destroyed or wrongfully taken, and an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

        Every replacement Security is an additional obligation of the Company.

SECTION 2.10.  Outstanding Securities

        Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

        If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

        If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal, premium (if applicable) and interest payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

        In determining whether the Holders of the requisite Principal Amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder the Principal Amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

SECTION 2.11.  Cancellation

        The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not Issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

SECTION 2.12.  Default Interest

        If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the rate or rates prescribed therefor in the Securities) in any lawful manner. The Company may also pay the defaulted interest to the persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date in which case the Company shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

SECTION 2.13.  Computation of Interest

        Except as otherwise specific as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months and, with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.

                                    ARTICLE 3

                                    COVENANTS

SECTION 3.01.  Payment of Securities

        The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

SECTION 3.02.  SEC Reports

        The Company shall file with the Trustee, within 30 days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA Section 314(a)(1),(2) and
(3).

SECTION 3.03.  Compliance Certificate

        The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company a certificate from its principal executive officer, principal financial officer or principal accounting officer stating that in the course of the performance by such signer of his duties as an officer of the Company he would normally have knowledge of any Default by the Company or any noncompliance with the conditions and covenants under the Indenture and whether or not he knows of any Default or any such noncompliance that occurred during such period. If such officer does, the certificate shall describe the Default or non-compliance, its status and what action the Company is taking or proposes to take with respect thereto. For purposes of this Section 3.03, such noncompliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


                                    ARTICLE 4

                                SUCCESSOR COMPANY

SECTION 4.01.  When Company May Merge or Transfer Assets

        The Company shall not consolidate with or merge with or into, or convey or otherwise transfer, or lease, its assets as an entirety (or substantially as an entirety) to, any person, unless:

        (i) the resulting, surviving or transferee person (if not the Company) shall be a person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

        (ii) immediately after giving effect to such transaction no Default shall have occurred and be continuing; and

        (iii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, or lease and such supplemental indenture comply with this Indenture.

SECTION 4.02.  Successor Entity Substituted

        Upon any consolidation by the Company with or merger by the Company into any other person or any conveyance or other transfer, or lease, of the assets of the Company as an entirety (or substantially as an entirety) in accordance with
Section 4.01, the successor person formed by such consolidation or into which the Company is merged or to which such conveyance or other transfer, or lease, is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

SECTION 5.01.  Events of Default

        An "Event of Default" occurs if:

   (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable and such default continues for a period of 60 days;

   (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its stated maturity, upon declaration or otherwise;

   (3) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (1) or (2) above) and such failure continues for 60 days after the notice specified below;

   (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

        (a) commences a voluntary case;

        (b) consents to the entry of an order for relief against it in an involuntary case;

        (c) consents to the appointment of a Custodian of it or for any substantial part of its property; or

        (d) makes a general assignment for the benefit of its creditors; or

   (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

        (a) is for relief against the Company in an involuntary case;

        (b) appoints a Custodian of the Company or for any substantial part of its property; or

        (c) orders the winding up or liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 days.

        The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

        A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 33% in principal amount of the Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such Notice. Such Notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

        The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (3), its status and what action the Company is taking or proposes to take with respect thereto.

SECTION 5.02.  Acceleration

        If an Event of Default (other than an Event of Default specified in Section 5.01(4) or (5)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 33% in principal amount of the Securities by notice to the Company and the Trustee, may declare the principal of (or, in connection with Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) and accrued interest on all the Securities to be due and payable. Upon such a declaration, such principal (or portion thereof) and interest shall be due and payable immediately. If an Event of Default specified in Section 5.01(4) or (5) occurs and is continuing, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. If all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of acceleration, any such acceleration and its consequences shall be automatically rescinded unless such rescission would conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 5.03.  Other Remedies

        If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

        The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 5.04.  Waiver of Past Defaults

The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (1) a Default in the payment of the principal of or interest on a Security or (2) a Default in respect of a provision that under Section 8.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

SECTION 5.05.  Control by Majority

        The Holders of a majority in Principal Amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 6.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 5.06.  Limitation on Suits

        A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

   (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

   (2) the Holders of at least 33% in Principal Amount of the Securities make a written request to the Trustee to pursue the remedy;

   (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

   (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

   (5) the Holders of a majority of Principal Amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

        A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 5.07.  Rights of Holders To Receive Payment

        Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 5.08.  Collection Suit by Trustee

        If an Event of Default in payment of interest or principal specified in
Section 5.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid (together with interest on such unpaid interest as provided in Section 3.01, to the extent lawful) and the amounts provided for in Section 6.07.

SECTION 5.09.  Trustee May File Proofs of Claim

        The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.07.

SECTION 5.10.  Priorities

        If the Trustee collects any money pursuant to this Article 5, it shall pay out the money in the following order:

        FIRST:  to the Trustee for amounts due under Section 6.07;

        SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

        THIRD:  to the Company.

        The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

SECTION 5.11.  Undertaking for Costs

        In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 or a suit by Holders of more than 10% in Principal Amount of the Securities.

SECTION 5.12.  Waiver of Stay or Extension Laws

        The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 6

                                     TRUSTEE

SECTION 6.01.  Duties of Trustee

   (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

   (b)  Except during the continuance of an Event of Default:

        (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

        (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

   (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

        (1) this paragraph does not limit the effect of paragraph (b) of this Section;

        (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

   (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

   (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

   (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

   (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

SECTION 6.02.  Rights of Trustee

   (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

   (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel, subject to Section

   (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

   (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

   (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 6.03.  Individual Rights of Trustee

        The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

SECTION 6.04.  Trustee's Disclaimer

        The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

SECTION 6.05.  Notice of Defaults

        If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 6.06.  Reports by Trustee to Holders

        Prior to November 1 in each year, the Trustee shall mail to each Securityholder a brief report dated as of the preceding September 1 that complies with TIA Section 313(a), if so required by such Section of the TIA. The Trustee also shall comply with TIA Section 313(b).

        A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

SECTION 6.07.  Compensation and Indemnity

        The Company shall pay to the Trustee from time to time reasonable compensation for its services, including those arising in the Trustee's performance of its duties under Sections 5.02, 5.03 and 5.08 hereof, and to the extent permitted by law, Section 5.09 hereof. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it believes it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense to the extent incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

        To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Securities.

        The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture.

        For purposes of this Section, the term "Trustee" shall include any predecessor Trustee, provided that any Trustee hereunder shall not be liable for the willful misconduct, negligence or bad faith of any other Trustee hereunder.

SECTION 6.08.  Replacement of Trustee

        The Trustee may resign at any time by so notifying the Company. The Holders of a majority in Principal Amount of the Securities or, as long as no Event of Default under Section 5.01 has occurred or is continuing, the Company may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee.

        The Company shall remove the Trustee if:

        (1) the Trustee fails to comply with Section 6.10;

        (2) the Trustee is adjudged bankrupt or insolvent;

        (3) a receiver or other public officer takes charge of the Trustee or its property; or

        (4) the Trustee otherwise becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.07.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in Principal Amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee. If the Trustee fails to comply with Section 6.10, any Securityholder (subject to compliance with TIA Section 310(b)(iii)) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 6.07 shall continue for the benefit of the retiring Trustee.

SECTION 6.09.  Successor Trustee by Merger

        If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

        In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10.  Eligibility; Disqualification

        The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report. The Trustee shall comply with TIA Section 310(b).

SECTION 6.11.  Preferential Collection of Claims Against Company

        The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                    ARTICLE 7

                      DISCHARGE OF SECURITIES AND INDENTURE

SECTION 7.01. Satisfaction and Discharge of Securities

        Any Security or Securities, or any portion of the Principal Amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent, in trust:

   (a)  money in an amount which shall be sufficient, or

   (b) in the case of a deposit made prior to the maturity of such Securities or portions thereof , U.S. Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

   (c)  a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

   (x) if such deposit shall have been made prior to the maturity of such Securities, a Company Request stating that the money and U.S. Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 7.03;

   (y) if U.S. Government Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute U.S. Government Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) above have been satisfied; and

   (z) if such deposit shall have been made prior to the maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

        Upon the deposit of money or U.S. Government Obligations, or both, in accordance with this Section, together with the documents required by clauses
(x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or of any of the covenants of the Company under Article Three or any other covenants made in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

        If payment at stated maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 9.03 for selection for redemption of less than all the Securities of a series.

        In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or U.S. Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

        Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.05, 2.06, 2.08, 2.09, 6.07, 6.08, and 9.04 and this Article shall survive.

        The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which U.S. Government Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such U.S. Government Obligations or the principal or interest received in respect of such U.S. Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

        Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or U.S. Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
Section 2.06.

SECTION 7.02.  Satisfaction and Discharge of Indenture

        This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture when:

    (a)  both

         (1) all Securities theretofore authenticated and delivered (other than Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.09) have been delivered to the Trustee for cancellation; and

         (2) all Securities not theretofore delivered to the Trustee for cancellation have been deemed paid in accordance with Section 7.01; and

    (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 7.01, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retrospectively not to have been so paid, this Indenture shall thereupon be deemed retrospectively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonable request to evidence and acknowledge the same.

        Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 2.05, 2.06, 2.08, 2.09, 6.07, 6.08, and 9.04 and this Article shall survive.

        Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall turn over to the Company any and all money, securities, and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and U.S. Government Obligations held by the Trustee pursuant to Section 7.03) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect of evidence the satisfaction and discharge of this Indenture.

SECTION 7.03.  Application of Trust Money

        Neither the U.S. Government Obligations nor the money deposited pursuant to section 7.01, nor the principal or interest payments on any such U.S. Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 2.06; provided, however, that any cash received from such principal or interest payment on such U.S. Government Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the Documents referred to in clause (y) in the first paragraph of Section 7.01, be invested in U.S. Government Obligations of the type described in clause (b) in the first paragraph of
Section 6.01 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other U.S. Government Obligations then held by the Trustee, to pay when due the principal of, and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the maturity thereof, and interest earned from such reinvestment shall be paid over the Company as received, free and clear of any trust, lien or pledge under this Indenture; and provided, further, that any moneys held in accordance with this Section on the maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

                                    ARTICLE 8

                                   AMENDMENTS

SECTION 8.01.  Without Consent of Holders

        The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

   (1)  to cure any ambiguity, omission, defect or inconsistency;

   (2)  to comply with Article 4;

   (3) to provide for the procedures required to permit the Company for utilize, at its option, a non-certificated system of registration for all or any series of the Securities;

   (4)  to provide collateral security for the Securities;

   (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

   (6) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

        Without limiting the generality of the foregoing, if the TIA as in effect at the date of the execution and delivery of this Indenture or any time thereafter shall be amended and (i) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provision, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the TIA and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof or (ii) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the TIA to be contained herein or are contained herein to reflect any provisions of the TIA as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to amend this Indenture to effect such changes or elimination.

        After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 8.02.  With Consent of Holders

        The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities. However, without the consent of each Securityholder affected, an amendment may not:

   (1) reduce the amount of Securities whose Holders must consent to an amendment;

   (2) reduce the rate of or extend the time for payment of interest on any Security;

   (3)  reduce the principal of or extend the fixed maturity of any Security;

   (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

   (5) make any Security payable in money other than that stated in the Security; or

   (6)  make any change in Section 5.04 or this Section;

and, provided further, that in case more than one series of Securities (or Securities of a single series which have different Terms) shall be outstanding under this Indenture, and any such proposed amendment shall affect the rights of Holders of the Securities of one or more series (or Securities of a single series which have different Terms) and shall not affect the rights of Holders of the Securities of one or more of the other series (or Securities of a single series which have different Terms), then only Holders of Securities to be affected shall have authority or be required to consent to or approve such amendment. Any waiver of a default provided for in Section 5.04 shall be deemed to affect the Securities of all series, and, subject to the foregoing, any modification of the provisions of any sinking fund or covenant established in respect of Securities of a particular series (or Securities of a single series having the same Terms) shall be deemed to affect only such Securities.

        It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment under this Section becomes effective, the Company shall mail to Holders of the affected Securities a notice briefly describing such amendment. The failure to give such notice to all Securityholders (or all Holders of the affected Securities), or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 8.03.  Compliance with Trust Indenture Act

        Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 8.04.  Revocation and Effect of Consents and Waivers

        A consent to an amendment or any other action hereunder or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to take any action under this Indenture by vote or consent. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders of the affected Securities furnished to the Trustee pursuant to Section 2.07 prior to such solicitation. If a record date is fixed, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Securityholders after such record date.

SECTION 8.05.  Notation on or Exchange of Securities

        If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.06.  Trustee To Sign Amendments

        The Trustee shall sign any amendment authorized pursuant to this Article 8 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                                    ARTICLE 9

                                   REDEMPTION

SECTION 9.01.  Applicability

        Securities of any series which are redeemable before their final maturity shall be redeemable in accordance with their Terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article.

SECTION 9.02.  Notice to Trustee

        The Company may, with respect to any series of Securities (or Securities of a series having the same Terms), reserve the right to redeem and pay such Securities or any part thereof, or may covenant to redeem and pay the series of Securities (or Securities of a series having the same Terms) or any part thereof, before maturity at such time and on such terms as provided for in such Securities. If a series of Securities (or Securities of a series having the same Terms) is redeemable and the Company wants or is obligated to redeem all or part of the series of Securities (or Securities of a series having the same Terms) pursuant to the Terms of such Securities, the Company shall notify the Trustee of the redemption date and the Principal Amount of the series of Securities (or Securities of a series having the same Terms) to be redeemed. The Company shall give such notice at least 45 days before the redemption date (or such shorter notice as may be acceptable to the Trustee in its sole discretion).

SECTION 9.03.  Selection of Securities To Be Redeemed

        If less than all the Securities of a series (or Securities of a series having the same Terms) are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series (or Securities of a series having the same Terms) to be redeemed pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities that are outstanding and that have not previously been called for redemption. Securities of the series (or Securities of a series having the same Terms) and portions of them selected by the Trustee shall be in amounts of $1,000 or integral multiples of $1,000 or with respect to Securities of any Series issuable in other denominations pursuant to Section 2.01(8), in amounts equal to the minimum principal denomination for each such series and in integral multiples thereof. Provisions of this Indenture that apply to Securities of that series (or Securities of a series having the same Terms) called for redemption also apply to portions of Securities of that series (or Securities of a series having the same Terms) called for redemption. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the Principal Amount thereof to be redeemed.

SECTION 9.04.  Notice of Redemption

   (a) At least 30 days but not more than 60 days before a redemption date, unless a shorter period is specified in the Terms of the Securities to be redeemed, the Company shall cause to be mailed a notice of redemption by first-class mail to each Holder of Securities that are to be redeemed.

   (b) All notices of redemption shall identify the Securities to be redeemed and shall state:

        (1) the redemption date;

        (2) the redemption price and interest, if any, payable upon such redemption;

        (3) if less than all the outstanding Securities of a series (or Securities of a series having the same Terms) are to be redeemed, the identification (and, in the case of partial redemption, the Principal Amounts) of the particular Securities to be redeemed;

        (4) the name and address of the Paying Agent;

        (5) that the Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

        (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date.

   (c) If at the time of any notice of redemption the Company shall not have deposited or caused to be deposited with the Trustee moneys sufficient to redeem all the Debentures called for redemption, such notice shall state that it is subject to the deposit of the redemption moneys with the Trustee not later than the opening of business on the redemption date and shall be of no effect unless such moneys are so deposited. If such moneys are not deposited by such date and time, the Trustee shall promptly notify the holders of all Debentures called for redemption of such fact.

        At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 9.05.  Effect of Notice of Redemption

        Once notice of redemption is mailed, and such notice is not conditional as provided in Section 9.04(c) above, Securities called for redemption become due and payable on the redemption date at the redemption price. Any failure to mail notice of redemption or any defect therein shall not affect the redemption of any other Securities called for redemption.

        Upon surrender to the Paying Agent of such Securities, such Securities shall be paid at the redemption price plus accrued interest to the redemption date, but installments of interest due on or prior to the redemption date will be payable to the Holders of such Securities of record at the close of business on the relevant record dates, unless otherwise specified in the Terms of such Securities.

SECTION 9.06.  Deposit of Redemption Price

        On or before the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and interest accrued to the redemption date on all Securities to be redeemed on that date.

SECTION 9.07.  Securities Redeemed in Part

        Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder of that Security a new Security or Securities of the same series and terms in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 10

                                  SINKING FUNDS

SECTION 10.01.  Applicability

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities, except as otherwise specified as contemplated by Section 2.01 for Securities of any series.

        The minimum amount of any sinking fund payment provided for by the Terms of any Securities is herein referred to as a "Mandatory Sinking Fund Payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "Optional Sinking Fund Payment". If provided for by the Terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.02. Each sinking fund payment shall be applied to the redemption of Securities of any series (or Securities of a series having the same Terms) as provided for by the Terms of such Securities.

SECTION 10.02.  Satisfaction of Sinking Fund Payments with Securities

        The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities to be made pursuant to the Terms of such Securities as provided for by such Terms, (1) deliver outstanding Securities of such series having the same Terms (other than any of such Securities previously called for redemption) and (2) apply as credit Securities of such series having the same Terms which have been redeemed either at the election of the Company pursuant to the Terms of such Securities or through the application of permitted Optional Sinking Fund Payments pursuant to the Terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities in lieu of cash payments pursuant to this Section 10.02, the Principal Amount of Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities for redemption, except upon receipt of a Company Order that such action be taken, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment with respect to such series of Securities (or Securities of such series having the same Terms), provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series having the same Terms purchased by the Company having an unpaid Principal Amount equal to the cash payment required to be released to the Company.

SECTION 10.03.  Redemption of Securities for Sinking Fund

        Not less than 60 days prior to each sinking fund payment date for any series of Securities (or Securities of such series having the same Terms), the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing Mandatory Sinking Fund Payment for that series (or Securities of such series having the same Terms) pursuant to the Terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series (or Securities of such series having the same Terms) pursuant to Section 10.02, and the optional amount, if any, to be added in cash to the next ensuing Mandatory Sinking Fund Payment, and the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 9.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 9.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 9.05, 9.06 and 9.07.

                                   ARTICLE 11

                  MEETINGS OF HOLDERS; ACTIONS WITHOUT MEETING

SECTION 11.01.  Purposes for Which Meetings May Be Called

        A meeting of Holders of Securities of one or more, or all, series may be called at any time and from time to time pursuant to this Article to make, give or take request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 11.02.  Call, Notice and Place of Meetings

   (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series for any purpose specified in Section 11.01, to be held at such time and (except as provided in subsection (b) of this Section) at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting.

   (b) The Trustee may be asked to call a meeting of the Holders of Securities of one or more, or all, series by the Company or the Holders of thirty-three percent (33%) in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting and may call such meeting by giving notice thereof in the manner provided in subsection (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this subsection (b), and the Trustee shall not have given the notice of such meting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Securities of such series, in the principal amount above specified, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

   (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all outstanding Securities of such series are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all outstanding Securities of such series or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 11.03.  Persons Entitled to Vote at Meetings

        To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, a person shall be (a) a Holder of one or more outstanding Securities of such series, or (b) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Securities of such series by such Holder or Holders. The only persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 11.04.  Quorum; Action

        The persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders or Securities of such series; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than majority, in principal amount of the outstanding Securities of such series, considered as one class, the persons entitled to vote such specified percentage in principal amount of the outstanding Securities of such series considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 11.05(e), notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities of such series which shall constitute a quorum.

        Any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holder of such specified percentage in principal amount of the outstanding Securities of such series, considered as one class.

        Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 11.05. Attendance at Meeting; Determination of Voting Rights; Conduct and Adjournment of Meetings

   (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

   (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations and approved by the Company, the holding of Securities shall be proved in the manner specified in Section 12.04 and the appointment of any proxy shall be proved in the manner specified in
        Section 12.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 12.04 or other proof.

   (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 11.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of all series represented at the meeting, considered as one class.

   (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

   (e) Any meeting duly called pursuant to Section 11.02 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in aggregate principal amount of the outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 11.06.  Counting Votes and Recording Action of Meetings

        The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or their representatives by proxy and the principal amounts and serial numbers of the outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge and the facts setting forth a copy of the notice of the meeting and showing that such notice was given and provided in Section 11.02 and, if applicable, Section
11.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 11.07.  Action without Meeting

        In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 12.04.

                                   ARTICLE 12

                                  MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls

        If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the TIA imposed duties shall control.

SECTION 12.02.  Notices

        Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Company:    Conectiv
                      800 King Street
                      Wilmington, DE 19899
                      Attention:  Corporate Secretary


if to the Trustee:




        The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

        Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03.  Communication by Holders with Other Holders

        Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04.  Acts of Holders

   (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders duly called and held in accordance with the provisions of Article 11, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instruments or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 11.06.

   (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

   (c) The ownership, principal amount and serial numbers of Securities held by any person, and the date of holding the same, shall be proved by the register maintained by the Registrar.

   (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

   (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

   (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of such series.

   (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so; provided, however, that the Company may not fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders of Securities of any series entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 5.02, any request to institute proceedings referred to in Section 5.05 or any direction referred to in Section 5.06, in each case with respect to Securities of such series. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining, subject to Section 12.07 (i) whether holders of the requisite proportion of the Securities have authorized or agreed or consented to such Act and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain outstanding after such record date.

SECTION 12.05.  Certificate and Opinion as to Conditions Precedent

        Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

   (1) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with; and

   (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.06.  Statements Required in Certificate or Opinion

        Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

   (1) a statement that the person making such certificate or opinion has read such covenant or condition;

   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

   (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

   (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

SECTION 12.07.  When Securities Disregarded

        In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 12.08.  Rules by Trustee, Paying Agent and Registrar

        The Trustee may make reasonable rules for action by or a meeting of Securityholders or for evidencing the due execution of consents or waivers by Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

SECTION 12.09.  Legal Holidays

        A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

SECTION 12.10.  Governing Law

        This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 12.11.  No Recourse Against Others

        A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities of this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 12.12.  Successors

        All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.13.  Multiple Originals

        The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

SECTION 12.14  Table of Contents; Headings

        The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

        IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.



                                    CONECTIV


Attest:

by

Title:                              Title:


                          _______________________, AS TRUSTEE
Attest:

by

Title:                              Title:

STATE OF DELAWARE
ss.:
COUNTY OF NEW CASTLE

        On this ___ day of ________, 199_, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he/she resides at Wilmington, Delaware 19899; that he/she is of CONECTIV, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

Notary Public

STATE OF _________________________
ss.:
COUNTY OF ________________________

        On the ____ day of _______________, 199__, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________, and that he/she is an ___________________________ of _______________________, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

Notary Public

FORM OF DEBENTURE

        Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                    CONECTIV
                       ____% DEBENTURE, SERIES DUE _______


NO. __________________                                              $ __________


        CONECTIV, a Delaware corporation (hereinafter called the Company), for value received, hereby promises to pay to ____________ or registered assigns, the sum of $______ on the [_______] day of _______________, at the corporate trust office of ____________, Trustee under the Indenture referred to on the reverse hereof, or its successor as such Trustee, in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at the rate of _____% per annum in like coin or currency, payable at said office semiannually on the [________] day of ____________ and the [________] day of ____________ in each year, from the interest payment date to which interest has been paid last preceding the date hereof (unless the date hereof is an interest payment date to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to ____________, in which case from __________) until the Company's obligation with respect to the payment of such principal shall have been discharged, such interest to be paid to the person who shall have been the registered owner hereof at the close of business on __________ or __________, as the case may be, next preceding an interest payment date, except as otherwise provided in the Indenture referred to on the reverse hereof. Notwithstanding the foregoing, if the date of this Debenture is after __________ or __________, as the case may be, and before the immediately following __________ or __________, as the case may be, this Debenture shall bear interest from such __________ or __________; provided, however, that if and to the extent that the Company shall default in the payment of interest due on such __________ or __________, this Debenture shall bear interest from the next preceding __________ or __________ to which interest has been paid or, if no interest has been paid, from ________.

        Additional provisions of this Debenture are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place. This Debenture shall not be valid or become obligatory for any purpose until it shall have been authenticated by the certificate, hereon endorsed, of the Trustee under the Indenture.

        IN WITNESS WHEREOF, Conectiv, has caused this Debenture to be executed in its name by the facsimile signature of its Chairman of the Board or its President or one of its Vice Presidents or its Treasurer, and its corporate seal to be hereunto affixed, or a facsimile thereof to be printed or engraved hereon, and to be attested by the facsimile signature of its Secretary or one of its Assistant Secretaries.

CONECTIV

Dated: ____________________________


By: _______________________________


Attest: ___________________________



                  (FORM OF TRUSTEE'S CERTIFICATE ON DEBENTURES)

        This is one of the Debentures, of the series designated therein, described in the within-mentioned Indenture.

_____________________________, as Trustee,

By
Authorized Officer

                                    [REVERSE]
                                    CONECTIV
                     _____% DEBENTURE, SERIES DUE __________

        This Debenture is one of a duly authorized issue of Debentures of the Company issuable in series, and is one of a series known as its ____% Debentures, Series Due __________ (herein called Debentures Due __________), all issued and to be issued under an Indenture dated as of __________, in which the Debentures Due __________ are created and described, all executed between the Company and __________ (herein called the Trustee), Trustee, to which Indenture (herein called the Indenture) reference is hereby made for a statement of the rights thereunder of the Trustee and of the holders of the Debentures, and of the duties thereunder of the Trustee and of the Company.

        The rights and obligations of the Company and of the holders of Debentures may be changed and modified at the request of the Company by an indenture or indentures supplemental to the Indenture, executed pursuant to the consent in writing of the holders of at least a majority in principal amount of the Debentures then outstanding affected by such change or modification, all in the manner and subject to the limitations set forth in the Indenture, provided that no such change or modification by such supplemental indenture shall extend the maturity of, or reduce the rate of interest on, or otherwise modify the terms of payment of the principal of, or the premium, if any, or the interest on, this Debenture, or reduce the percentage of Debentures the holders of which are required to consent to any such supplemental indenture, or modify the provision as to the holders of any series of Debentures authorized or required to consent to any such supplemental indenture, without the express consent of the holder hereof. Any such consent by the holder of this Debenture (unless effectively revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture, whether or not any notation of such consent is made upon this Debenture.

[The Debentures Due ________________ may not be redeemed prior to maturity.]

[The Debentures Due _____________ may be redeemed, prior to maturity, at the election of the Company, as a whole at any time, or in part from time to time, as provided in the Indenture, at the redemption prices (expressed in percentages of principal amount) set forth in the tabulation below under the heading "Regular Redemption Prices":]

              IF REDEEMED DURING                              REGULAR
                12 MONTH PERIOD                              REDEMPTION
                  COMMENCING                                   PRICES
                  ----------                                   ------




        In case a default, as defined in the Indenture, shall occur, the principal of all the Debentures then outstanding may become or be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and certain defaults under the Indenture may be waived by the holders of a majority in principal amount of all Securities outstanding under the Indenture.

        Except as stated in the first paragraph on the face hereof, this Debenture is transferable and exchangeable as prescribed in the Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the corporate trust office of the Trustee in said Borough of Manhattan, upon surrender and cancellation of this Debenture, and, thereupon, a new fully registered Debenture or Debentures Due ______________ of the same aggregate principal amount shall be issued in exchange therefor as provided in the Indenture. Except as stated in the first paragraph on the face hereof, the Company and the Trustee may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal, premium, if any, and interest due hereon and for all other purposes.

        No recourse shall be had for the payment of the principal of, or the premium, if any, or the interest on, this Debenture, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation (either directly or through the Company or any such successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all liability, if any, of that character against every such incorporator, stockholder, officer and director being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

        This Debenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

FORM OF MEDIUM-TERM NOTE

        Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                    CONECTIV
                            MEDIUM-TERM NOTE, SERIES

NO.____________________                                             $___________

Original Issue Date:                             Redeemable:   Yes___   No___
Interest Rate:                                   Initial Redemption Date:
Stated Maturity Date:                            Redemption Limitation Date:
Issue Price (_____%)                             Initial Redemption Price:
Interest Payment Dates                           Reduction Percentage
Regular Record Dates

        CONECTIV, a Delaware corporation (hereinafter called the Company), for value received, hereby promises to pay to __________ or registered assigns, the sum of $______ on the [______] day of __________, at the corporate trust office of __________, Trustee under the Indenture referred to on the reverse hereof, or its successor as such Trustee, in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at the rate of ____% per annum in like coin or currency, payable at said office semiannually on the [______] day of __________ and the [______] day of __________ in each year, from the interest payment date to which interest has been paid last preceding the date hereof (unless the date hereof is an interest payment date to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to __________, in which case from __________) until the Company's obligation with respect to the payment of such principal shall have been discharged, such interest to be paid to the person who shall have been the registered owner hereof at the close of business on __________ or __________, as the case may be, next preceding an interest payment date, except as otherwise provided in the Indenture referred to on the reverse hereof. Notwithstanding the foregoing, if the date of this Medium-Term
Note is after __________ or __________, as the case may be, and before the immediately following __________ or __________, as the case may be, this Medium-Term Note shall bear interest from such __________ or __________; provided, however, that if and to the extent that the Company shall default in the payment of interest due on such __________ or __________, this Medium-Term Note shall bear interest from the next preceding __________ or __________ to which interest has been paid or, if no interest has been paid, from __________.

        Additional provisions of this Medium-Term Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place. This Medium-Term Note shall not be valid or become obligatory for any purpose until it shall have been authenticated by the certificate, hereon endorsed, of the Trustee under the Indenture.

        IN WITNESS WHEREOF, Conectiv, has caused this Medium-Term Note to be executed in its name by the facsimile signature of its Chairman of the Board or its President or one of its Vice Presidents or its Treasurer, and its corporate seal to be hereunto affixed, or a facsimile thereof to be printed or engraved hereon, and to be attested by the facsimile signature of its Secretary or one of its Assistant Secretaries.

CONECTIV

Dated: ____________________________


By: _______________________________


Attest: ___________________________



              (FORM OF TRUSTEE'S CERTIFICATE ON MEDIUM-TERM NOTES)

        This is one of the Medium-Term Notes, of the series designated therein, described in the within-mentioned Indenture.

_____________________________, as Trustee,

By
Authorized Officer

                                    [REVERSE]
                                    CONECTIV
                         MEDIUM-TERM NOTE, SERIES ______

        This Medium-Term Note is one of a duly authorized issue of Medium-Term Notes of the Company issuable in series, and is one of a series known as its Medium-Term Notes, Series ______ (herein called Medium-Term Notes, Series ______), all issued and to be issued under an Indenture dated as of __________, in which the Medium-Term Notes, Series __________ are created and described, all executed between the Company and _______________ (herein called the Trustee), Trustee, to which Indenture (herein called the Indenture) reference is hereby made for a statement of the rights thereunder of the Trustee and of the holders of the Medium-Term Notes, and of the duties thereunder of the Trustee and of the Company.

        The rights and obligations of the Company and of the holders of Medium-Term Notes may be changed and modified at the request of the Company by an indenture or indentures supplemental to the Indenture, executed pursuant to the consent in writing of the holders of at least a majority in principal amount of the Medium-Term Notes then outstanding affected by such change or modification, all in the manner and subject to the limitations set forth in the Indenture, provided that no such change or modification by such supplemental indenture shall extend the maturity of, or reduce the rate of interest on, or otherwise modify the terms of payment of the principal of, or the premium, if any, or the interest on, this Medium-Term Note, or reduce the percentage of Medium-Term Notes the holders of which are required to consent to any such supplemental indenture, or modify the provision as to the holders of any series of Medium-Term Notes authorized or required to consent to any such supplemental indenture, without the express consent of the holder hereof. Any such consent by the holder of this Medium-Term Note (unless effectively revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Medium-Term Note, whether or not any notation of such consent is made upon this Medium-Term Note.

[The Medium-Term Notes, Series ________ may not be redeemed prior to maturity.]

[The Medium-Term Notes, Series ______ may be redeemed, prior to maturity, at the election of the Company, as a whole at any time, or in part from time to time, as provided in the Indenture, at the redemption prices (expressed in percentages of principal amount) set forth in the tabulation below under the heading "Regular Redemption Prices":]

              IF REDEEMED DURING                            REGULAR
                12 MONTH PERIOD                            REDEMPTION
                  COMMENCING                                 PRICES
                  ----------                                 ------




        In case a default, as defined in the Indenture, shall occur, the principal of all the Medium-Term Notes then outstanding may become or be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and certain defaults under the Indenture may be waived by the holders of a majority in principal amount of all Securities outstanding under the Indenture.

        Except as stated in the first paragraph on the face hereof, this Medium-Term Note is transferable and exchangeable as prescribed in the Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the corporate trust office of the Trustee in said Borough of Manhattan, upon surrender and cancellation of this Medium-Term Note, and, thereupon, a new fully registered Medium-Term Note or Medium-Term Notes, Series ______ of the same aggregate principal amount shall be issued in exchange therefor as provided in the Indenture. Except as stated in the first paragraph on the face hereof, the Company and the Trustee may deem and treat the person in whose name this Medium-Term Note is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal, premium, if any, and interest due hereon and for all other purposes.

        No recourse shall be had for the payment of the principal of, or the premium, if any, or the interest on, this Medium-Term Note, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation (either directly or through the Company or any such successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all liability, if any, of that character against every such incorporator, stockholder, officer and director being by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

        This Medium-Term Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.